UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 29, 2015

Main Street Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-33723	41-2230745
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Post Oak Boulevard, Suite 800, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 350-6000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 29, 2015, Main Street Capital Corporation (“Main Street”) entered into that certain Fourth Amendment (the “Amendment”) to Second Amended and Restated Credit Agreement (the “Credit Agreement”) among Main Street, as borrower, Main Street Capital Partners, LLC and Main Street Equity Interests, Inc., as guarantors, Branch Banking and Trust Company (“BB&T”), Regions Bank, Royal Bank of Canada, Frost Bank, Whitney Bank, Amegy Bank N.A., Capital One, N.A., Texas Capital Bank, N.A., Cadence Bank, N.A., Goldman Sachs Bank USA, Comerica Bank, Patriot Bank, Trustmark National Bank, Raymond James Bank, N.A. and First Financial Bank, N.A., collectively as lenders, and BB&T as administrative agent to, among other things, to (i) increase the total commitments under the Credit Agreement from $572.5 million to $597.5 million and (ii) increase the accordion feature of the Credit Facility from $650.0 million to $750.0 million.  The accordion feature of the Credit Facility allows for an increase in total commitments under the facility up to $750.0 million from new and existing lenders on the same terms and conditions as the existing commitments.

BB&T, Royal Bank of Canada, Goldman Sachs Bank USA and Raymond James Bank, N.A. and the other lenders under the Credit Agreement, and their respective affiliates, may from time to time receive customary fees and expenses in the performance of investment banking, financial advisory or other services for Main Street.

The above summary is not complete and is qualified in its entirety to the full text of the Credit Agreement as amended by the Amendment and related documents.

Item 8.01                                           Other Events.

On April 30, 2015, the Registrant issued a press release. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed under Item 8.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

10.1                                     Fourth Amendment to Second Amended and Restated Credit Agreement dated April 29, 2015

99.1                                     Press release dated April 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: April 30, 2015	By:	/s/ Jason B. Beauvais
		Name:	Jason B. Beauvais
		Title:	General Counsel

Exhibit Index

Exhibit No.	Description

10.1	Fourth Amendment to Second Amended and Restated Credit Agreement dated April 29, 2015

99.1	Press release dated April 30, 2015